                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints ROBERT S. SCHIMEK and RICHARD T. PISANO, or each of them, as his true and lawful attorneys-in fact and agents, to sign any and all amendments to the Registration Statements listed below, for which AIG SUNAMERICA LIFE ASSURANCE COMPANY serves as Depositor and AMERICAN HOME ASSURANCE COMPANY serves as Guarantor, and to file the same, with all exhibits thereto, and other documents in connection therewith, as fully to all intents as he might or could do in person, including specifically, but without limiting the generality of the foregoing, to (i) take any action to comply with any rules, regulations or requirements of the Securities and Exchange Commission under the federal securities laws; (ii) make application for and secure any exemptions from the federal securities laws; (iii) register additional annuity contracts under the federal securities laws, if registration is deemed necessary. The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents or any of them, or their substitutes, shall do or cause to be done by virtue thereof.

REGISTRATION STATEMENTS:

REGISTRANT NAME                                     FILE NO.
--------------------------------------------------------------------------------
Variable Separate Account                           002-86837 / 811-03859
                                                    033-47473 / 811-03859
                                                    333-25473 / 811-03859
                                                    333-55740 / 811-03859
                                                    333-58234 / 811-03859
                                                    333-102906 / 811-03859
                                                    333-58314 / 811-03859
                                                    333-66114 / 811-03859
                                                    333-91860 / 811-03859
                                                    333-65118 / 811-03859
--------------------------------------------------------------------------------
Variable Annuity Account One                        033-32569 / 811-04296
--------------------------------------------------------------------------------
Variable Annuity Account Two                        033-81472 / 811-08626
--------------------------------------------------------------------------------
Variable Annuity Account Four                       033-86642 / 811-08874
--------------------------------------------------------------------------------
Variable Annuity Account Five                       333-08859 / 811-07727
                                                    333-67685 / 811-07727
                                                    333-66106 / 811-07727
                                                    333-92396 / 811-07727
--------------------------------------------------------------------------------
Variable Annuity Account Seven                      333-63511 / 811-09003
                                                    333-65965 / 811-09003
--------------------------------------------------------------------------------
Variable Annuity Account Nine                       333-90328 / 811-21096
                                                    333-90324 / 811-21096
                                                    333-88414 / 811-21096
                                                    333-89468 / 811-21096
--------------------------------------------------------------------------------


/s/  MERTON BERNARD AIDINOFF                  Director              October 21, 2005
-------------------------------------
MERTON BERNARD AIDINOFF

/s/  STEVEN JAY BENSINGER                     Director              October 21, 2005
-------------------------------------
STEVEN JAY BENSINGER

/s/  JOHN QUINLAN DOYLE                Director and President       October 21, 2005
-------------------------------------
JOHN QUINLAN DOYLE

/s/  JEFFREY L. HAYMAN                        Director              October 21, 2005
-------------------------------------
JEFFREY L. HAYMAN

/s/  DAVID LAWRENCE HERZOG                    Director              October 21, 2005
-------------------------------------
DAVID LAWRENCE HERZOG

/s/  ROBERT EDWARD LEWIS                      Director              October 21, 2005
-------------------------------------
ROBERT EDWARD LEWIS

/s/  KRISTIAN PHILIP MOOR              Director and Chairman        October 21, 2005
-------------------------------------
KRISTIAN PHILIP MOOR

/s/  WIN JAY NEUGER                           Director              October 21, 2005
-------------------------------------
WIN JAY NEUGER

/s/  ROBERT MICHAEL SANDLER                   Director              October 21, 2005
-------------------------------------
ROBERT MICHAEL SANDLER

/s/  ROBERT S. SCHIMEK                 Director, Senior Vice        October 21, 2005
------------------------------------- President and Treasurer
ROBERT S. SCHIMEK

/s/  NICHOLAS SHAW TYLER                      Director              October 21, 2005
-------------------------------------
NICHOLAS SHAW TYLER

/s/  NICHOLAS CHARLES WALSH                   Director              October 21, 2005
-------------------------------------
NICHOLAS CHARLES WALSH